Exhibit 99.1

Trupanion Reports Second Quarter 2020 Results

SEATTLE, WA. August 4, 2020-- Trupanion, Inc. (Nasdaq: TRUP), the leading provider of medical insurance for cats and dogs, today announced financial results for the second quarter ended June 30, 2020.

“Across key financial and operational metrics, it was a very strong quarter for Trupanion,” said Darryl Rawlings, Founder and CEO of Trupanion. “I’m particularly proud of our service levels we provided to our members, which contributed to records in monthly average retention and the number of pet owners adding pets or referring friends to Trupanion in the quarter.”

Second Quarter 2020 Financial and Business Highlights

•Total revenue was $117.9 million, an increase of 28% compared to the second quarter of 2019.
•Total enrolled pets (including pets from our other business segment) was 744,727 at June 30, 2020, an increase of 29% over the second quarter of 2019.
•Subscription business revenue was $92.5 million, an increase of 19% compared to the second quarter of 2019. On a constant currency basis, subscription business revenue increased 20% over the prior year period.
•Subscription enrolled pets was 529,400 at June 30, 2020, an increase of 15% over the second quarter of 2019.
•Net income was $1.4 million, or $0.04 per basic and diluted share, compared to a net loss of $(1.9) million, or $(0.06) per basic and diluted share, in the second quarter of 2019.
•Adjusted EBITDA was $5.5 million, compared to adjusted EBITDA of $1.3 million in the second quarter of 2019.
•Operating cash flow was $4.9 million and free cash flow was $3.1 million in the second quarter of 2020. This compared to operating cash flow of $2.9 million and free cash flow of $2.0 million in the second quarter of 2019.

First Half 2020 Financial and Business Highlights

•Total revenue was $229.2 million, an increase of 28% compared to the first half of 2019.
•Subscription business revenue was $181.9 million, an increase of 20% compared to the first half of 2019.
•Net income was $0.2 million, or $0.01 per basic and diluted share, compared to a net loss of $(3.2) million, or $(0.09) per basic and diluted share, in the first half of 2019.
•Adjusted EBITDA was $7.5 million, compared to adjusted EBITDA of $3.0 million in the first half of 2019.
•Operating cash flow was $7.8 million and free cash flow was $4.5 million for the first half of 2020. This compared to operating cash flow of $6.9 million and free cash flow of $5.1 million in the second quarter of 2019.

Revenue by Quarter

Conference Call
Trupanion’s management will host a conference call today to review its second quarter 2020 results. The call is scheduled to begin shortly after 1:30 p.m. PT/ 4:30 p.m. ET. A live webcast will be accessible through the Investor Relations section of Trupanion’s website at http://investors.trupanion.com and will be archived online for 3 months upon completion of the conference call. Participants can access the conference call by dialing 1-877-407-0784 (United States) or 1-201-689-8560 (International). A telephonic replay of the call will also be available after the completion of the call, by dialing 1-844-512-2921 (United States) or 1-412-317-6671 (International) and entering the replay pin number: 13706750.

About Trupanion
Trupanion is a leader in medical insurance for cats and dogs throughout the United States and Canada. For over two decades, Trupanion has given pet owners peace of mind so they can focus on their pet's recovery, not financial stress. Trupanion is committed to providing pet owners with the highest value in pet medical insurance with unlimited payouts for the life of their pets. Trupanion is listed on NASDAQ under the symbol "TRUP". The company was founded in 2000 and is headquartered in Seattle, WA. Trupanion policies are issued, in the United States, by its wholly-owned insurance entity American Pet Insurance Company and, in Canada, by Omega General Insurance Company. For more information, please visit trupanion.com.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 relating to, among other things, expectations, plans, prospects and financial results for Trupanion, including, but not limited to, its expectations regarding its ability to execute its business plans. These forward-looking statements are based upon the current expectations and beliefs of Trupanion’s management as of the date of this press release, and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. All forward-looking statements made in this press release are based on information available to Trupanion as of the date hereof, and Trupanion has no obligation to update these forward-looking statements.

In particular, the following factors, among others, could cause results to differ materially from those expressed or implied by such forward-looking statements: the ability to achieve or maintain profitability and/or appropriate levels of cash flow in future periods; the ability to keep growing our membership base and revenue; the accuracy of assumptions used in determining appropriate member acquisition expenditures; the severity and frequency of claims; the ability to maintain high retention rates; the accuracy of assumptions used in pricing medical plan subscriptions and the ability to accurately estimate the impact of new products or offerings on claims frequency; actual claims expense exceeding estimates; regulatory and other constraints on the ability to institute, or the decision to otherwise delay, pricing modifications in response to changes in actual or estimated claims expense; the effectiveness and statutory or regulatory compliance of our Territory Partner model and of our Territory Partners, veterinarians and other third parties in recommending medical plan subscriptions to potential members; the ability to retain existing Territory Partners and increase the number of Territory Partners and active hospitals; compliance by us and those referring us members with laws and regulations that apply to our business, including the sale of a pet medical plan; the ability to maintain the security of our data; fluctuations in the Canadian currency exchange rate; the ability to protect our proprietary and member information; the ability to maintain our culture and team; the ability to maintain the requisite amount of risk-based capital; our ability to implement and maintain effective controls, including over financial reporting; the ability to protect and enforce Trupanion’s intellectual property rights; the ability to continue key contractual relationships with third parties; third-party claims including litigation and regulatory actions; the ability to recognize benefits from investments in new solutions and enhancements to Trupanion’s technology platform and website; and our ability to retain key personnel.

For a detailed discussion of these and other cautionary statements, please refer to the risk factors discussed in filings with the Securities and Exchange Commission (SEC), including but not limited to, Trupanion’s Annual Report on Form 10-K for the year ended December 31, 2019 and any subsequently filed reports on Forms 10-Q and 8-K. All documents are available through the SEC’s Electronic Data Gathering Analysis and Retrieval system at www.sec.gov or the Investor Relations section of Trupanion’s website at http://investors.trupanion.com.

Non-GAAP Financial Measures
Trupanion’s stated results may include certain non-GAAP financial measures. These non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in its industry as other companies in its industry may calculate or use non-GAAP financial measures differently. In addition, there are limitations in using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with GAAP, may be different from non-GAAP financial measures used by other companies and exclude expenses that may have a material impact on Trupanion’s reported financial results. The presentation and utilization of non-GAAP financial measures is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with GAAP. Trupanion urges its investors to review the reconciliation of its non-GAAP financial measures to the most directly comparable GAAP financial measures in its consolidated financial statements, and not to rely on any single financial or operating measure to evaluate its business. These reconciliations are included below and on Trupanion’s Investor Relations website.

Because of varying available valuation methodologies, subjective assumptions and the variety of equity instruments that can impact a company’s non-cash expenses, Trupanion believes that providing various non-GAAP financial measures that exclude stock-based compensation expense and depreciation and amortization expense allows for more meaningful comparisons between its operating results from period to period. Trupanion offsets sales and marketing expense with sign-up fee revenue in the calculation of net acquisition cost because it collects sign-up fee revenue from new members at the time of enrollment and considers it to be an offset to a portion of Trupanion’s sales and marketing expenses. Trupanion believes this allows it to calculate and present financial measures in a consistent manner across periods. Trupanion’s management believes that the non-GAAP financial measures and the related financial measures derived from them are important tools for financial and operational decision-making and for evaluating operating results over different periods of time.

Trupanion, Inc. Consolidated Statements of Operations (in thousands, except share data)
	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(unaudited)
Revenue:
Subscription business	$92,453	$77,736	$181,937	$151,958
Other business	25,467	14,463	47,284	27,219
Total revenue	117,920	92,199	229,221	179,177
Cost of revenue:
Subscription business(1)	74,594	64,264	148,016	124,651
Other business	23,459	13,222	43,486	24,781
Total cost of revenue(2)	98,053	77,486	191,502	149,432
Gross profit:
Subscription business	17,859	13,472	33,921	27,307
Other business	2,008	1,241	3,798	2,438
Total gross profit	19,867	14,713	37,719	29,745
Operating expenses:
Technology and development(1)	2,989	2,578	5,834	5,247
General and administrative(1)	6,100	5,219	11,616	10,638
Sales and marketing(1)	9,242	8,757	19,684	16,984
Total operating expenses	18,331	16,554	37,134	32,869
Gain (loss) from investment in joint venture	(27)	(272)	(86)	(272)
Operating income (loss)	1,509	(2,113)	499	(3,396)
Interest expense	341	317	720	634
Other income, net	(202)	(453)	(484)	(797)
Income (loss) before income taxes	1,370	(1,977)	263	(3,233)
Income tax expense (benefit)	17	(46)	43	(6)
Net income (loss)	$1,353	$(1,931)	$220	$(3,227)

Net income (loss) per share:
Basic	$0.04	$(0.06)	$0.01	$(0.09)
Diluted	$0.04	$(0.06)	$0.01	$(0.09)
Weighted average shares of common stock outstanding:
Basic	35,143,592	34,610,709	35,075,322	34,450,070
Diluted	36,688,167	34,610,709	36,601,927	34,450,070

(1)Includes stock-based compensation expense as follows:	Three Months Ended June 30,		Six Months Ended June 30,

	2020	2019	2020	2019
Cost of revenue	$344	$278	$612	$525
Technology and development	133	110	233	173
General and administrative	1,075	918	1,804	1,536
Sales and marketing	675	567	1,231	996
Total stock-based compensation expense	$2,227	$1,873	$3,880	$3,230

(2)The breakout of cost of revenue between veterinary invoice expense and other cost of revenue is as follows:
	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Veterinary invoice expense	$82,049	$65,933	$161,689	$127,215
Other cost of revenue	16,004	11,553	29,813	22,217
Total cost of revenue	$98,053	$77,486	$191,502	$149,432

Trupanion, Inc. Consolidated Balance Sheets (in thousands, except share data)
	June 30, 2020	December 31, 2019
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$30,013	$29,168
Short-term investments	75,162	69,732
Accounts and other receivables	80,724	54,408
Prepaid expenses and other assets	5,888	5,513
Total current assets	191,787	158,821
Restricted cash	1,400	1,400
Long-term investments, at fair value	4,462	4,323
Property and equipment, net	71,018	70,372
Intangible assets, net	7,111	7,731
Other long-term assets	14,495	14,553
Total assets	$290,273	$257,200
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$2,928	$4,087
Accrued liabilities and other current liabilities	15,017	13,798
Reserve for veterinary invoices	24,380	21,194
Deferred revenue	75,658	52,546
Total current liabilities	117,983	91,625
Long-term debt	27,347	26,086
Deferred tax liabilities	1,118	1,118
Other liabilities	1,916	1,611
Total liabilities	148,364	120,440
Stockholders’ equity:
Common stock: $0.00001 par value per share, 100,000,000 shares authorized; 36,179,457 and 35,246,292 shares issued and outstanding at June 30, 2020; 35,876,882 and 34,947,017 shares issued and outstanding at December 31, 2019	—	—
Preferred stock: $0.00001 par value per share, 10,000,000 shares authorized; no shares issued and outstanding	—	—
Additional paid-in capital	238,077	232,731
Accumulated other comprehensive loss	(89)	250
Accumulated deficit	(85,300)	(85,520)
Treasury stock, at cost: 933,165 shares at June 30, 2020 and 929,865 shares at December 31, 2019	(10,779)	(10,701)
Total stockholders’ equity	141,909	136,760
Total liabilities and stockholders’ equity	$290,273	$257,200

Trupanion, Inc. Consolidated Statements of Cash Flows (in thousands)
	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
	(unaudited)
Operating activities
Net income (loss)	$1,353	$(1,931)	$220	$(3,227)
Adjustments to reconcile net income (loss) to cash provided by operating activities:
Depreciation and amortization	1,723	1,564	3,104	3,177
Stock-based compensation expense	2,227	1,873	3,880	3,230
Other, net	29	100	102	97
Changes in operating assets and liabilities:
Accounts and other receivables	(14,405)	(6,046)	(26,102)	(11,940)
Prepaid expenses and other assets	(249)	664	(444)	989
Accounts payable, accrued liabilities, and other liabilities	(806)	187	516	1,443
Reserve for veterinary invoices	1,439	1,067	3,264	2,145
Deferred revenue	13,539	5,444	23,234	10,967
Net cash provided by operating activities	4,850	2,922	7,774	6,881
Investing activities
Purchases of investment securities	(14,971)	(14,872)	(26,550)	(32,222)
Maturities of investment securities	15,704	11,690	20,804	21,895
Purchases of property, equipment and intangible assets	(1,743)	(902)	(3,239)	(1,780)
Other	98	5	107	(1,474)
Net cash used in investing activities	(912)	(4,079)	(8,878)	(13,581)
Financing activities
Proceeds from exercise of stock options	1,108	965	1,667	1,626
Shares withheld to satisfy tax withholding	(120)	(50)	(441)	(247)
Borrowings from line of credit, net of financing fees	(9)	967	3,735	6,167
Repayments to line of credit	(2,500)	—	(2,500)	—
Other financing	—	(144)	(78)	(415)
Net cash (used in) provided by financing activities	(1,521)	1,738	2,383	7,131
Effect of foreign exchange rate changes on cash, cash equivalents, and restricted cash, net	375	176	(434)	396
Net change in cash, cash equivalents, and restricted cash	2,792	757	845	827
Cash, cash equivalents, and restricted cash at beginning of period	28,621	28,022	30,568	27,952
Cash, cash equivalents, and restricted cash at end of period	$31,413	$28,779	$31,413	$28,779

The following tables set forth our key operating metrics:

	Six Months Ended June 30,

	2020	2019
Total Business:
Total pets enrolled (at period end)	744,727	577,686
Subscription Business:
Total subscription pets enrolled (at period end)	529,400	461,314
Monthly average revenue per pet	$59.19	$56.63
Lifetime value of a pet, including fixed expenses	$597	$482
Average pet acquisition cost (PAC)	$222	$209
Average monthly retention	98.66%	98.57%

	Three Months Ended
	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018
Total Business:
Total pets enrolled (at period end)	744,727	687,435	646,728	613,694	577,686	548,002	521,326	497,942
Subscription Business:
Total subscription pets enrolled (at period end)	529,400	508,480	494,026	479,427	461,314	445,148	430,770	416,527
Monthly average revenue per pet	$59.40	$58.96	$58.58	$58.12	$57.11	$56.13	$55.15	$54.55
Lifetime value of a pet, including fixed expenses	$597	$535	$523	$511	$482	$471	$449	$435
Average pet acquisition cost (PAC)	$199	$247	$222	$208	$213	$205	$186	$155
Average monthly retention	98.66%	98.59%	98.58%	98.59%	98.57%	98.58%	98.60%	98.61%

The following table reflects the reconciliation of cash provided by operating activities to free cash flow (in thousands):

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Net cash provided by operating activities	$4,850	$2,922	$7,774	$6,881
Purchases of property and equipment	(1,743)	(902)	(3,239)	(1,780)
Free cash flow	$3,107	$2,020	$4,535	$5,101

The following tables reflect the reconciliation of acquisition cost and net acquisition cost to sales and marketing expense (in thousands):

	Six Months Ended June 30,

	2020	2019
Sales and marketing expenses	$19,684	$16,984
Excluding:
Stock-based compensation expense	(1,231)	(996)
Acquisition cost	18,453	15,988
Net of:
Sign-up fee revenue	(1,546)	(1,437)
Other business segment sales and marketing expense	(354)	(168)
Net acquisition cost	$16,553	$14,383

	Three Months Ended
	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018
Sales and marketing expenses	$9,242	$10,442	$9,212	$9,255	$8,757	$8,227	$6,994	$6,365
Excluding:
Stock-based compensation expense	(675)	(556)	(547)	(577)	(567)	(429)	(355)	(358)
Acquisition cost	8,567	9,886	8,665	8,678	8,190	7,798	6,639	6,007
Net of:
Sign-up fee revenue	(781)	(765)	(730)	(790)	(734)	(703)	(655)	(693)
Other business segment sales and marketing expense	(191)	(163)	(152)	(94)	(38)	(130)	(102)	(99)
Net acquisition cost	$7,595	$8,958	$7,783	$7,794	$7,418	$6,965	$5,882	$5,215

The following tables reflect the reconciliation of adjusted EBITDA to net income (loss) (in thousands):

	Six Months Ended June 30,

	2020	2019
Net income (loss)	$220	$(3,227)
Excluding:
Stock-based compensation expense	3,880	3,230
Depreciation and amortization expense	3,104	3,177
Interest income	(471)	(754)
Interest expense	720	634
Other non-operating expenses	96	101
Income tax expense (benefit)	43	(6)
Gain from equity method investment	(117)	(125)
Adjusted EBITDA	$7,475	$3,030

	Three Months Ended
	Jun. 30, 2020	Mar. 31, 2020	Dec. 31, 2019	Sept. 30, 2019	Jun. 30, 2019	Mar. 31, 2019	Dec. 31, 2018	Sept. 30, 2018
Net income (loss)	$1,353	$(1,133)	$636	$782	$(1,931)	$(1,296)	$(275)	$1,205
Excluding:
Stock-based compensation expense	2,227	1,653	1,771	1,845	1,873	1,357	1,222	1,299
Depreciation and amortization expense	1,723	1,381	1,274	1,181	1,564	1,613	1,485	1,136
Interest income	(134)	(337)	(516)	(411)	(412)	(342)	(234)	(317)
Interest expense	341	379	375	340	317	317	311	336
Other non-operating expenses	44	52	(22)	122	101	—	—	—
Income tax expense (benefit) expense	17	26	157	18	(46)	40	4	(7)
Gain from equity method investment	(117)	—	—	—	(125)	—	—	—
Adjusted EBITDA	$5,454	$2,021	$3,675	$3,877	$1,341	$1,689	$2,513	$3,652

Contacts:

Investors:
Laura Bainbridge, Head of Corporate Communications
206.607.1929
InvestorRelations@trupanion.com